UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 1, 2024
________________________________________________________________________
CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Hubbard Street, 8th Floor, Chicago, IL		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 1.01 Entry into a Material Definitive Agreement

7.500% Senior 1.5 Lien Secured Notes due 2028 and 7.500% Senior 2.0 Lien Secured Notes due 2028 Forbearance Agreements

As previously disclosed, on February 1, 2024, CURO Group Holdings Corp. (the “Company”) elected not to make the interest payment due on February 1, 2024 with respect to its outstanding 7.500% Senior 1.5 Lien Secured Notes due 2028 (the “1.5L Notes”) in the amount of approximately $25.6 million and to utilize the five business day grace period (the “Initial 1.5L Grace Period”) with respect to the interest payment default under the indenture governing the 1.5L Notes, dated as of May 15, 2023 (the “Original 1.5L Indenture”), among the Company, the guarantors named therein and U.S. Bank Trust Company, National Association, as trustee and collateral agent (the “1.5L Indenture Trustee”). On February 7, 2024, the Company, the guarantors named therein and the 1.5L Indenture Trustee, entered into a supplemental indenture to the Original 1.5L Indenture (the “1.5L Supplemental Indenture”, and the Original 1.5L Indenture, as amended, supplemented or otherwise modified by the 1.5L Supplemental Indenture and from time to time, the “1.5L Indenture”) in order to, among other things, extend the Initial 1.5L Grace Period from five business days to 30 days (the Initial 1.5L Grace Period, as so extended, the “1.5L Grace Period”).

Also on February 1, 2024, the Company elected not to make the interest payment due on February 1, 2024 with respect to its outstanding 7.500% Senior Secured Notes due 2028 (the “2.0L Notes” and, together with the 1.5L Notes, the “Notes”) in the amount of approximately $11.9 million and to utilize the 30 day grace period (the “2.0L Grace Period” and, together with the 1.5L Grace Period, the “Grace Periods”) with respect to the interest payment default under the indenture governing the 2.0L Notes, dated as of July 30, 2021 (as amended, supplemented or otherwise modified from time to time, the “2.0L Indenture” and, together with the 1.5L Indenture, the “Notes Indentures”), among the Company, the guarantors named therein and TMI Trust Company, as trustee and collateral agent (the “2.0L Indenture Trustee” and, together with the 1.5L Indenture Trustee, the “Trustees”).

During the applicable Grace Periods, non-payment of the interest payments under the Notes does not constitute an event of default with respect to either Notes Indenture. However, the Company does not expect to make the interest payments under the Notes on or prior to the expiration of the applicable Grace Periods. Accordingly, upon the expiration of the applicable Grace Periods, an event of default with respect to each Notes Indenture is expected to occur.

On March 1, 2024, the Company entered into a Forbearance Agreement (the “1.5L Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “1.5L Forbearing Noteholders”) of approximately 84% of the outstanding aggregate principal amount of 1.5L Notes. Pursuant to the 1.5L Notes Forbearance Agreement, each of the 1.5L Forbearing Noteholders has agreed to, among other things, (a) forbear from exercising all of its rights and remedies under the 1.5L Indenture, the 1.5L Notes and applicable law, including not directing the 1.5L Indenture Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of (i) non-payment of the interest payment under the 1.5L Notes (the “1.5L Interest Payment Default”), (ii) any potential default arising from the Company’s potential failure to maintain liquidity equal to or greater than $75,000,000 as of February 29, 2024 (the “Potential 1.5L Liquidity Event of Default”), (iii) any cross-default under any Qualified Receivables Facility (as such term defined in the 1.5L Indenture) arising from the 1.5L Interest Payment Default, the Potential 1.5L Liquidity Event of Default, the facts and circumstances giving rise to the 1.5L Interest Payment Default and the Potential 1.5L Liquidity Default and the non-payment of the interest payment under the 2.0L Notes (any such cross default, a "Cross Default") and (iv) a failure or potential failure of the Company and certain of its subsidiaries to notify the 1.5L Indenture Trustee of the occurrence of any such defaults or events of default (the “1.5L Notice Defaults” and, together with the 1.5L Interest Payment Default, any Cross Default and the Potential 1.5L Liquidity Event of Default, the “1.5L Specified Defaults”) and (b) if the 1.5L Indenture Trustee commences or is requested to exercise any rights and remedies by non-forbearing holders pursuant to the 1.5L Indenture, to use reasonable efforts to cause the 1.5L Indenture Trustee to rescind such exercise of rights and remedies under the 1.5L Indenture to the extent permitted by the 1.5L Indenture.

The forbearance period under the 1.5L Notes Forbearance Agreement commenced on March 1, 2024 and will end on the earlier of (a) March 18, 2024 and (b) the occurrence of any of the specified termination events described therein, including, without limitation, (i) the occurrence of any default or event of default under the 1.5L Indenture other than any of the 1.5L Specified Defaults, (ii) breach of the 1.5L Notes Forbearance Agreement by the Company, (iii) the acceleration of any portion of indebtedness prior to its final stated maturity pursuant to the 1.0L Credit Agreement (as defined below), the 2.0L Indenture, or any Qualified Receivables Facility, (iv) the termination or expiration of any forbearance, deferral or similar agreement entered into between the Company or any of its subsidiaries and any holders of indebtedness of the Company, (v) the entry of the Company or any of its subsidiaries into any amendment, waiver or other modification to the terms of any Qualified Receivables Facility that is not acceptable to the Requisite Forbearing Holders (as defined in the 1.5L Notes Forbearance Agreement) in their sole discretion and (vi) the entry of the Company or any of its subsidiaries into a restructuring support agreement that is not acceptable to Requisite Forbearing Holders in their sole discretion.

The foregoing description of the 1.5L Notes Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 1.5L Notes Forbearance Agreement, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

Also on March 1, 2024, the Company entered into a Forbearance Agreement (the “2.0L Notes Forbearance Agreement”) with certain beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) (the “2.0L Forbearing Noteholders”) of approximately 74% of the outstanding aggregate principal amount of 2.0L Notes. Pursuant to the 2.0L Notes Forbearance Agreement, each of the 2.0L Forbearing Noteholders has agreed to, among other things, (a) forbear from exercising all of its rights and remedies under the 2.0L Indenture, the 2.0L Notes and applicable law, including not directing the 2.0L Indenture Trustee to take any such action, with respect to defaults and events of default that have occurred, or that may occur as a result of non-payment of the interest payment under the 2.0L Notes (the “2.0L Specified Default”) and (b) if the 2.0L Indenture Trustee commences or is requested to exercise any rights and remedies by non-forbearing holders pursuant to the 2.0L Indenture, to use reasonable efforts to cause the 2.0L Indenture Trustee to rescind such exercise of rights and remedies under the 2.0L Indenture to the extent permitted by the 2.0L Indenture.

The forbearance period under the 2.0L Notes Forbearance Agreement commenced on March 1, 2024 and will end on the earlier of (a) March 18, 2024 and (b) the occurrence of any of the specified termination events described therein, including, without limitation, (i) the occurrence of any default or event of default under the 2.0L Indenture other than the 2.0L Specified Default, (ii) breach of the 2.0L Notes Forbearance Agreement by the Company, (iii) the acceleration of any portion of indebtedness prior to its final stated maturity pursuant to the 1.0L Credit Agreement, the 1.5L Indenture, or any Qualified Receivables Facility (as such term is defined in the 2.0L Indenture), (iv) the termination or expiration of any forbearance, deferral or similar agreement entered into between the Company or any of its subsidiaries and any holders of indebtedness of the Company, (v) the entry of the Company or any of its subsidiaries into any amendment, waiver or other modification to the terms of any Qualified Receivables Facility that is not acceptable to the Requisite Forbearing Holders (as defined in the 2.0L Notes Forbearance Agreement) in their sole discretion and (vi) the entry of the Company or any of its subsidiaries into a restructuring support agreement that is not acceptable to Requisite Forbearing Holders in their sole discretion.

The foregoing description of the 2.0L Notes Forbearance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the 2.0L Notes Forbearance Agreement, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

First Lien Credit Agreement Waiver

Further, as previously disclosed, the Company’s failure to make the interest payments on the Notes due on February 1, 2024 constituted an event of default (the “1.0L Cross Default”) under that certain First Lien Credit Agreement (the “1.0L Credit Agreement”), dated as of May 15, 2023, among the Company, the subsidiary guarantors party thereto, the lenders party thereto and Alter Domus (US) LLC, as administrative agent and collateral agent (the “Agent”). On February 2, 2024, the Required Lenders (as such term is defined in the 1.0L Credit Agreement) provided a waiver of, among other things, the 1.0L Cross Default through March 1, 2024, subject to certain conditions. On March 1, 2024, lenders holding more than 80% of the outstanding loans under the 1.0L Credit Agreement provided a waiver (the “1.0L Waiver”) of, among other things, (a) the 1.0L Cross Default, (b) any potential default arising from the Company’s potential failure to maintain liquidity equal to or greater than $75,000,000 as of February 29, 2024, (c) any potential cross default in connection with the Company's potential failure to satisfy certain minimum liquidity requirements and (d) any event of default arising from the failure of the Company to provide notice of the foregoing.

The 1.0L Waiver expires on the earlier of (a) March 18, 2024 and (b) the occurrence of any of the following: (i) the date on which any portion of indebtedness under the 1.5L Indenture, the 2.0L Indenture, or any Qualified Receivables Facility (as such term is defined in the 1.0L Credit Agreement) is accelerated prior to its final stated maturity, (ii) the date of termination or expiration of any forbearance, deferral or similar agreement entered into between the Company or any of its subsidiaries and any holders of indebtedness, (iii) the date of entry by the Company or any of its subsidiaries into any amendment, waiver or other modification to the terms of any Qualified Receivables Facility that is not acceptable to the Required Lenders (as defined in the 1.0L Credit Agreement) or (iv) the date of entry by the Company or any of its subsidiaries into a restructuring support agreement that is not acceptable to Required Lenders in their sole discretion.

The foregoing description of the 1.0L Waiver does not purport to be complete and is qualified in its entirety by reference to the full text of the 1.0L Waiver, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

ITEM 7.01 Regulation FD Disclosure

Press Release

On March 1, 2024, the Company issued a press release announcing the entry into the 1.5L Notes Forbearance Agreement, the 2.0L Notes Forbearance Agreement and the 1.0L Waiver.

A copy of the Company’s press release announcing such matters is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Stakeholder Discussions

As previously announced, the Company and its advisors continue to be engaged in discussions with certain of its key lenders and other stakeholders regarding a potential comprehensive financial restructuring to strengthen the Company’s balance sheet and financial position. These discussions remain ongoing.

The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for any purpose. This Item 7.01 shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Item 7.01 in such filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include assumptions about various matters, such as the Company’s continued discussions with certain of its key lenders and other stakeholders and the outcome or timing of such process. In addition, words such as “estimate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “guidance,” “expect,” “anticipate,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The Company’s ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of the Company’s control, that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the Company will be unable to execute on a comprehensive financial restructuring and the risk that the Company’s discussions with its lenders and other stakeholders will be unduly delayed or unsuccessful, as well as other factors discussed in the Company’s filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that the Company does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. The Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
10.1
Forbearance Agreement, dated as of March 1, 2024, by and among CURO Group Holdings Corp., and each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of 1.5L Notes party thereto*

10.2
Forbearance Agreement, dated as of March 1, 2024, by and among CURO Group Holdings Corp., and each of the beneficial owners (or nominees, investment managers, advisors or subadvisors for the beneficial owners) of 2.0L Notes party thereto*

10.3
Waiver, dated as of March 1, 2024, by and among CURO Group Holdings Corp., the guarantors under the 1.0L Credit Agreement party thereto and each of the lenders under the 1.0L Credit Agreement party thereto*

99.1	Press Release, dated March 1, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish on a supplemental basis to the SEC a copy of any omitted schedule upon request by the SEC.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 1st day of March, 2024.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood
                        Ismail Dawood
                        Chief Financial Officer